Exhibit 99.1

Sinclair Announces Holding Company Reorganization

To Rename Company as Sinclair, Inc.

BALTIMORE (April 3, 2023) – Sinclair Broadcast Group, Inc. (“Sinclair Broadcast”) (Nasdaq: SBGI) announced today that it intends to implement a reorganization in which a new holding company, Sinclair, Inc. (“New Sinclair”), would become the publicly-traded parent of Sinclair Broadcast and its subsidiaries (the “Reorganization”).

Beyond its familiar broadcast business, Sinclair Broadcast and its affiliates own, manage and/or operate technical and software services companies, intellectual property for the advancement of broadcast technology, and other media and non-media related businesses and assets including real estate, venture capital, private equity, and direct investments. These other businesses and assets include, among other things, Compulse, a marketing technology and managed services company, and Tennis Channel. As part of the Reorganization, these other businesses and assets will be held by New Sinclair through a new subsidiary to be known as Sinclair Ventures, rather than by Sinclair Broadcast or its direct subsidiary, Sinclair Television Group, Inc.

“We believe the new structure will provide greater flexibility for creating value within the company. The new structure simplifies the corporate structure and improves the transparency of financial disclosures on the value drivers of the company,” commented Christopher S. Ripley, President and CEO of the company. “We believe these other assets, some of which are currently buried in the broadcast division, can receive greater visibility outside the ‘broadcast’ umbrella, while Sinclair Broadcast will become a broadcast-focused subsidiary for which stockholders can better value its true performance. In short, we believe a holding company structure can unlock unrecognized value and provide structural flexibility for the growth and monetization of our current and potential future media and non-media businesses.”

In the Reorganization, each outstanding share of Sinclair Broadcast’s Class A common stock and Class B common stock would be exchanged automatically on a one-for-one basis for a share of Class A common stock and Class B common stock, respectively, of New Sinclair. New Sinclair’s Class A common stock is expected to continue to trade on the Nasdaq Global Select stock market under the ticker symbol “SBGI” just as Sinclair Broadcast’s Class A common stock does today. The rights and benefits of the holders of shares of New Sinclair’s common stock, including voting rights, would be the same as the rights and benefits of the holders of shares of Sinclair Broadcast’s common stock in all material respects. Under applicable law, the Reorganization will be accomplished through a share exchange and is subject to the affirmative vote of two-thirds of all the votes entitled to be cast on the matter at a special meeting of Sinclair Broadcast’s stockholders expected to be held in the second quarter of 2023.

The Reorganization is not expected to result in a change in the directors, executive officers, management or business of the public company, or to impact the timing of the declaration and payment of our regular quarterly dividends. The Reorganization is not expected to result in gain or loss to Sinclair Broadcast’s stockholders for U.S. federal income tax purposes.

Below are simplified illustrations of our business structure before and after the Reorganization:

PRE-REORGANIZATION

POST-REORGANIZATION

For more information about the Reorganization, please visit our Holding Company Reorganization Q&A located at https://sbgi.net/investor-relations/events-and-presentations/.

Additional Information and Where to Find It

In connection with the Reorganization, New Sinclair has filed a registration statement on Form S-4 that includes a preliminary proxy statement of Sinclair Broadcast and a preliminary prospectus of New Sinclair, and Sinclair Broadcast and New Sinclair may file with the SEC other relevant documents in connection with the proposed Reorganization. SINCLAIR BROADCAST’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION REGARDING THE REORGANIZATION. Investors may obtain a free copy of the registration statement on Form S-4 and the definitive proxy statement/prospectus, when filed, as well as other filings containing information about Sinclair Broadcast, New Sinclair and the Reorganization, from the SEC at the SEC’s website at

http://www.sec.gov. In addition, copies of the registration statement on Form S-4 and the definitive proxy statement/prospectus, when filed, as well as other filings containing information about Sinclair Broadcast, New Sinclair and the Reorganization can be obtained without charge by sending a request to Sinclair Broadcast Group, Inc., 10706 Beaver Dam Road, Hunt Valley, MD 21030; by calling 410-568-1500; or by accessing them on Sinclair Broadcast’s investor relations web page at https://sbgi.net/investor-relations/sec-filings/.

Participants in the Solicitation

Sinclair Broadcast and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from Sinclair Broadcast’s stockholders in connection with the Reorganization. Additional information regarding the interests of potential participants in the proxy solicitation is included in the New Sinclair’s registration statement on Form S-4 that includes a preliminary proxy statement of Sinclair Broadcast and a preliminary prospectus of New Sinclair and will be included in the definitive proxy statement/prospectus and other relevant documents that Sinclair Broadcast and New Sinclair have filed, and intend to file, with the SEC in connection with the Reorganization. Copies of these documents can be obtained without charge as described in the preceding paragraph.

Forward-Looking Statements:

The matters discussed in this news release include forward-looking statements regarding, among other things, future events and actions. When used in this news release, the words “outlook,” “intends to,” “believes,” “anticipates,” “expects,” “achieves,” “estimates,” and similar expressions are intended to identify forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including, but not limited to, and in addition to any assumptions set forth in such statements: Sinclair Broadcast’s ability to obtain the requisite vote to approve the Reorganization or to recognize the intended benefits of the Reorganization, that changes in legislation or regulations may change the tax consequences of the Reorganization, and the impacts of the Reorganization on New Sinclair’s financial condition, business operations, results of operation and outstanding securities, and any risk factors set forth in Sinclair Broadcast’s recent reports on Form 10-Q and/or Form 10-K, as filed with the Securities and Exchange Commission. There can be no assurances that the assumptions and other factors referred to in this release will occur. Sinclair Broadcast undertakes no obligation to publicly release the result of any revisions to these forward-looking statements except as required by law.

About Sinclair Broadcast:

Sinclair Broadcast Group, Inc. (Nasdaq: SBGI) is a diversified media company and a leading provider of local news and sports. Sinclair Broadcast owns, operates and/or provides services to 185 television stations in 86 markets affiliated with all the major broadcast networks; owns Tennis Channel and multicast networks Comet, CHARGE! and TBD; and owns and provides services to 21 regional sports network brands. Sinclair Broadcast’s content is delivered via multiple platforms, including over-the-air, multi-channel video program distributors, and the nation’s largest streaming aggregator of local news content, NewsON. Sinclair Broadcast regularly uses its website as a key source of company information which can be accessed at www.sbgi.net.

Category: General

Investor Contacts:

Billie-Jo McIntire, AVP, Investor Relations

(410) 568-1500

Media Contact:

Michael Padovano

mpadovano@5wpr.com

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